                                                                       Exhibit 10.6

In this document an "#" indicates that confidential material has been omitted pursuant to a request for confidential treatment filed with the Office of the
Secretary of the Securities and Exchange Commission together with the omitted material.

               AGREEMENT FOR SECURE INTERNET COMMUNICATIONS NETWORK

SECTION I INTRODUCTION

1.1   PARTIES:  This Agreement  ("Agreement")  is made on the 2 day of MAR 2000 the
      ("Effective  Date") and in  consideration  of the covenants,  representations and  warranties  set forth herein and other good and  consideration,  between the following Parties:

      LICENSOR:   Cymedix  Lynx  Corporation,   a  California  corporation,   doing
      business  at  1  Boardwalk   Street  Suite  200  Thousands   Oaks,  CA  91360
      (hereinafter "CYMEDIX")

      LICENSEE:   Loyola  University  Medical  Center,  a  non-profit   corporation
      doing   business  at  2160  S.  First   Avenue,   Maywood,   Illinois   80153
      (hereinafter  referred to as  "SPONSOR").  The term  "party,  or Parties" may refer to CYMEDIX or SPONSOR or both.

1.2.1 Relationship  -  Independent   Contractor:   The  relationship   between  the
      Parties shall be that of  independent  Contractors.  Neither Party shall have authority to bind the other Party to any legal  obligation,  except for those obligations as outlined herein.

SECTION I   DEFINITIONS

2.1   "Agreement":  This  Agreement  sets  forth  the terms  and  conditions  under which the Parties have agreed to install,  license,  use and maintain certain software and provide  training  and  support.  The  following  documents  are incorporated as part of this Agreement and Exhibits:

     i.   The CYMEDIX Product List attached hereto as Exhibit 1;
     ii.  The CYMEDIX Products Description, Pricing and Minimum Order Quantities
          attached hereto as Exhibit 2;
     iii. The Payment Terms attached hereto as Exhibit 3;
     iv.  The End User Agreement attached hereto as Exhibit 4;
     v.   The Specifications attached hereto as Exhibit 5.

2.2   "CYMEDIX  Software  System"  means  one  or  more  of  CYMEDIX's  proprietary computer  programs  consisting of a Server (Windows 98) resident  package and a Client  (Windows  95/98/ or  Windows  NT-Windows  NT-Workstation)  PC-based package  together  with  any  CYMEDIX  Products,  CYMEDIX  Software  and  any enhancements,  updates,  upgrades  or  Modifications  incorporated  into said system after the date of the Agreement, but prior to the expiration of same.

     i.   "CYMEDIX  Products"  means  any item of a  computer  system  including equipment of  peripherals,  other than the CYMEDIX  Software,  that is provided by CYMEDIX and listed in Exhibit 1.

     ii.  "CYMEDIX  Software"  means any other  computer  programs  developed by
          CYMEDIX or by Third Parties  (where noted) but  distributed by CYMEDIX as part of the CYMEDIX Software System and listed in Exhibit 1 as well as any user's manuals,  supporting documentation,  security devices or programs, and any updates or upgrades to same.

2.3   "Server  Package"  means any Server  (Windows 98, Windows  NT-Workstation  or
      Windows  NT-Server)  resident package developed by CYMEDIX for use by SPONSOR to assist  in remote  medical  communication  with End Users and for  on-line transmission of procedure results back to End Users.

2.4   "Client Package" means any Client (Windows 95/98,  Windows  NT-Workstation or
      Windows  NT-Server)  PC-based program  developed and owned by CYMEDIX for use by End Users for remote medical communication with SPONSOR.

2.5   "End  User"  means  any   individual   physicians,   medical   organizations,
      businesses  and other  entities  which shall  implement  the operation of the
      CYMEDIX Software System through  utilization of the Client Package  including such entities in the SPONSOR'S own divisions or  subsidiaries,  or its parent corporation  or  company  or one of the  parent  corporations  or  companies'
      divisions or subsidiaries.

2.6   "Services"  means  all  services  relating  to the  CYMEDIX  Software  System including without limitation,  all delivery,  distribution,  installation (if any), data  conversion,  training,  repair support,  maintenance,  consulting and custom programming.

2.7   "Third  Party"  means  programs,   software  or  computer  systems  owned  or
      developed  by other  CYMEDIX,  which  CYMEDIX  provides  to  SPONSOR  and End
      Users as part of its CYMEDIX  Software  System,  CYMEDIX  Programs or CYMEDIX
      Products.

2.8   "Modifications"  means any  changes  or  additions  to the  CYMEDIX  Software
      Systems,  including  but not limited to porting to new or different  versions of operating systems,  porting to other programming  languages,  and complete or partial rewrites of any CYMEDIX Software System.

2.9   "Specifications" means the documentation of each SPONSOR product interface.

SECTION III       LICENSE GRANT

3.1   CYMEDIX hereby grants to SPONSOR the  non-exclusive  right and license to use the Server  Package of the  CYMEDIX  Software  System and to  sublicense  End
      Users to use the Client  Package of the  CYMEDIX  Software  System  under the copyrights  and  intellectual  property  rights  of  CYMEDIX  subject  to the conditions and restrictions set forth herein.

     (a)  SPONSOR  shall  have the  right to other  Client  Packages  under  any computer  operating system,  which CYMEDIX select to support,  without warranty, in addition to those listed in Exhibit 2.

     (b)  SPONSOR shall be required to implement  reasonable  security  devices, software or techniques provided by CYMEDIX with each license to an End
          Users, which shall inhibit the unauthorized use or transfer of the End
          Users CYMEDIX Software.

     (c)  The license herein granted to use the Server Package is solely for use in connection with Client  Packages  sub-licensed to End Users and for no other use or purpose.

3.2   CYMEDIX  does not grant to SPONSOR the right to modify  said  Server  Package or said Client Package without prior written consent from CYMEDIX:

     (a)  In the event that  SPONSOR  modifies  CYMEDIX  Software  System  (with
          CYMEDIX  permission),  all Modifications  shall remain the property of
          CYMEDIX  and shall be subject to the same  terms and  conditions  with regard to the original CYMEDIX Software System.

     (b)  SPONSOR  shall provide  CYMEDIX  within thirty (30) days of making any
          SPONSOR modification,  with a description of any of its Modifications, and specify  for which End Users these have been  written and the date the Modifications have been delivered.

3.3   CYMEDIX  hereby  grants  to  SPONSOR  the  non-exclusive  right  to  use  any trademark,  service mark or other  insignia  belonging or licensed to CYMEDIX subject to the terms and conditions set for the herein:

     (a)  SPONSOR  shall not affix  any  other  trademark  to any copy or Server
          Packages or Client  Packages,  provided  that  SPONSOR  shall have the right to use its own  trademarks in  advertising of the Server Package and the Client  Package  with  appropriate  footnotes  indicating  the
          SPONSOR's ownership of its marks.

     (b)  The trademark  shall not be  obliterated in any way from the packaging or promotional materials upon which it has been placed and

     (c)  SPONSOR may affix its name,  address and phone  number or marks to the
          CYMEDIX  Software  System and  packaging  and  promotional  materials, provided that:

          (1)  the print or type size of SPONSOR's name or mark shall not exceed the print or type size for the CYMEDIX name; and

          (2)  SPONSOR  shall  not use its name or marks  in any  manner,  which suggests that SPONSOR is the owner of the CYMEDIX Software.

     (d)  CYMEDIX reserves the right to approve the other uses of its trademark, service mark, copyright or other insignia by SPONSOR.

SECTION IV        PAYMENT

4.1   In  consideration  for the  license  herein  granted,  SPONSOR  agrees to pay
      CYMEDIX all fees and charges as specified in Exhibits 2 and 3.

4.2   SPONSOR  shall pay when due all  amounts as listed in Exhibit 2 and all taxes
      (excluding  any based on net income)  arising out of its  performance of this agreement.

4.3   In the  event  that  SPONSOR  is late  in  making  any  payments  to  CYMEDIX pursuant to section 4.1 above,  interest  shall accrue on the unpaid  balance at the rate of two percent  (2%) per month  until  fully paid.  A 60-day late condition by SPONSOR shall constitute a full default of this Agreement.

4.4   At the option of CYMEDIX,  CYMEDIX may conduct a review of SPONSOR's  records to verify that SPONSOR has properly  recorded,  the number of Transaction and
      Usage Fees under Section 4.1 above  (hereinafter  "Sales") completed with End
      Users.  Said review  shall be  conducted  by  personnel  of CYMEDIX or by any firm or person selected by CYMEDIX.  If SPONSOR has  under-reported  Sales to
      CYMEDIX,  SPONSOR shall be liable for paying any under-paid amount,  plus two percent (2%) per month  interest  from the date the Sales  payments  were due
      CYMEDIX or the review is  concluded,  whichever is earlier.  In addition,  in
      the  event  the  review   reveals   any   under-paid   amount  by  more  than
      twenty-percent  (20%),  the  cost of the  review  shall  be paid by  SPONSOR.
      CYMEDIX will give at least thirty (30) days prior notice of any such review.

SECTION V         INPEMENTATION OF AGREEMENT

5.1   Installation:

5.1.1 CYMEDIX shall  install the Server  Package on SPONSOR's  computer  system and assist  SPONSOR in its  installation  of the first  twenty-five  (25)  Client
      Packages at locations designated by SPONSOR.

5.2   Training:

5.2.1 CYMEDIX  agrees to provide and SPONSOR agrees to accept the  requirements  of mandatory  instruction  and  training to  personnel of SPONSOR with regard to the method and operation of the CYMEDIX Software System.

5.2.2 CYMEDIX  agrees to assist  SPONSOR in the  training  of  SPONSOR's  End Users
      that   emanate  from  the  first   twenty-five   (25)   installations.   This
      assistance  shall  be  both  on-site  and by  telephonic  consultation  at no additional  charge  to  SPONSOR  for the  first  twenty-five  (25)  End  User installations.

5.2.3 Should SPONSOR  request  CYMEDIX to do  installations  and/or training at its
      End  User  sites  and  in  quantities  above  the  twenty-five  (25)  CYMEDIX
      Software  Products,  CYMEDIX  agree to provide  these  training  services and shall charge SPONSOR or the End Users at a rate of $# per  installation  with a minimum charge of ten (10) installations.

5.2.4 CYMEDIX  shall  provide  each End User with an  installation  package,  which shall include the Client Package software,  security  devices,  a training CD and a user's instruction guide.

5.2.5 Research and Development:

5.3.1 CYMEDIX will support the CYMEDIX Software System through  continued  research and  development.  CYMEDIX  agrees to provide  SPONSOR,  as  available,  with descriptive  listing,  pricing,  connectivity  and  availability  of any  new modules,  programs,  etc.,  which CYMEDIX has  developed.  SPONSOR may choose to add these new module  programs,  etc.,  to the  CYMEDIX  Software  System,
      CYMEDIX  Software or CYMEDIX  Product it has licensed or will license  during the term of this Agreement.

5.3.2.1     SPONSOR  has  provided  CYMEDIX  with  Specifications  in Exhibit 5 for customization  it wishes  CYMEDIX  to make to the  CYMEDIX  Software  System.
      CYMEDIX  will make these  Specifications  a part of this  Agreement.  CYMEDIX agrees to provide these  customizations  to SPONSOR at no  additional  charge from the prices in Exhibit 2.

5.3.3 Additional  Specifications  provided subsequently to CYMEDIX, or changes made to the existing  Specifications  by SPONSOR shall be billable to SPONSOR on a
      "job" basis with  detailed  "job"  costing  and  delivery  dates  provided by
      CYMEDIX, agreed to in writing, before any "job" is begun.

SECTION VI        DUTIES AND OBLIGATIONS OF SPONSOR

6.    SALES, SUPPORT AND INTERFACES TO SPONSOR SYSTEMS AND PRODUCTS

6.1   SPONSOR  agrees to  reasonably  cooperate  with  CYMEDIX  to insure  that the
      CYMEDIX  Software  System provides for proper  communication  between SPONSOR and an End User. In addition,  SPONSOR  agrees to use  reasonable  efforts to
      require  End  Users  to  cooperate  with  CYMEDIX  in  connection   with  the
      installation  and operation of such CYMEDIX  Software  System.  In connection therewith,  SPONSOR will not  intentionally  misrepresent the capabilities of the CYMEDIX  Software System or make  commitments  that SPONSOR does not have the authority to make.

6.2   Upon  execution of this  Agreement,  SPONSOR shall place an initial order for those  products  listed in Exhibit 2 in the quantity  shown in Exhibit 2 with the  understanding  that  CYMEDIX  shall  have the right to finance or factor
      End Users License payment streams to a maximum of twelve-month periods.

6.3   Upon the execution of this  Agreement,  SPONSOR  shall  provide  CYMEDIX with written  Specifications  that  will  allow  the  CYMEDIX  Software  System to interface  o  SPONSOR  systems  and  products.  Said  written  Specifications shall be held  confidential  by CYMEDIX  and shall only be used by CYMEDIX to provide an  electronic  interface  between  the CYMEDIX  Software  System and
      SPONSOR  systems and  products.  Both  Parties  agree to provide to the other
      Party at no charge,  testing facilities and services,  for the testing of the electronic interface(s).

6.4   SPONSOR  shall,  from time to time,  provide  to  CYMEDIX  additional  or new
      Specifications,  of other  third  party  products  with which  SPONSOR  has a contract,  for the  interface of CYMEDIX  Software  Systems.  CYMEDIX  agrees
      whenever,   reasonable  and  appropriate  to  devise  these  interfaces  said interfaces  will be  interfaced  to SPONSOR  systems and  products.  In these instances,  both Parties agree that the terms of this  Agreement  shall apply to the product outcomes of these interfaces.

6.5   SPONSOR  shall the  sample  End User  License  Agreement,  which is  attached hereto  as  Exhibit  4 or as  modified  from  time  to  time  by  CYMEDIX  in
      connection   with  the  license  of  any  End  User  software.   SPONSOR  may
      substitute  its own  End  User  license  agreement  with  the  prior  written approval  of  CYMEDIX.  In  additions,  SPONSOR  may  require  an End User to execute other  agreements or document  which SPONSOR deems to be necessary to insure  compliance with applicable laws and regulations to project  SPONSOR's interest.

6.6   SPONSOR  shall inform  prospective  End Users that CYMEDIX will not provide a warranty without an End User license agreement.

SECTION VII       MUTUAL DUTIES AND OBLIGATIONS OF PARTIES

7.1   Each party shall fully  comply with all local,  state,  and federal  laws and regulations, which may be applicable to the performance of this Agreement.

7.2   It is the intent of the Parties to comply with  Section  1395nn of the Social
      Security  Act and the  anti-kickback  provisions  set  forth in the fraud and abuse sections of 42 U.S.C.  1320a-7b,  and any regulations issued thereunder any similar state laws and regulations.

7.3   SPONSOR  shall  report  to  CYMEDIX  any  unauthorized  use  of  the  CYMEDIX
      Software System and at CYMEDIX's costs,  shall provide  assistance to CYMEDIX in the  investigation  and  prosecution  of any use of the  CYMEDIX  Software
      System that infringes upon CYMEDIX's rights in the CYMEDIX Software System.

7.4   Either  Party may  disclose  confidential  information  to the  other  Party.
      Prior to disclosure,  the  confidential  information  shall be in writing and be clearly  designated as  confidential.  The  disclosing  Party shall retain all rights of  ownership  in the  confidential  information,  except that the
      receiving  Party  may  use  the  confidential   information  solely  for  the
      performance of this Agreement.

7.5   Neither  Party shall  disclose of the  disclosing  Party.  With regard to its employees and  sub-contractors,  each Party shall  disclose the  Confidential information  only to  those  employees  and  sub-contractors  who  must  have access to  Confidential  information  in order to perform the duties of their
      position.   Each   Party   shall   require   each   of  its   employees   and
      sub-contractors  to comply with the  restricted use and not disclosure of the
      Confidential  Information.  This obligation  shall service the termination of the Agreement.

7.6   The obligation of non-disclosure shall not apply to any information which:

     (a)  was in the public  domain at the time of  disclosure  or  subsequently enters the public domain without breach of this Agreement; or

     (b)  was known to the receiving Party at the time of its disclosure; or

     (c)  is released from the  obligation by written  consent of the disclosing
          Party; or

     (d)  is made available from another  individual or entity without breach of confidentiality by any third party.

7.7   In the event that  CYMEDIX or the  publisher of other  software  scrambles or encodes  certain  portions  of its CYMEDIX  Software  System,  or  implements other security measures, SPONSOR shall not unscramble,  decode,  disassemble, or de-compile  such items,  or act to circumvent  such security  measures for any  purpose  whatsoever.  Furthermore,  SPONSOR  agrees to take  appropriate steps to  insure  that none of its  employees  or  sub-contractors  takes any such actions.

7.8   CYMEDIX  retains  all  copyrights,  intellectual  property  rights  and trade secrets in the CYMEDIX Software System and all derivative works.

SECTION VIII      REPRESENTATIONS AND WARRANTIES

8.1   CYMEDIX  represents  that is has the right to grant to SPONSOR  those  rights described within this Agreement.

8.2   CYMEDIX   WARRANTS  ONLY  THAT  THE  CYMEDIX   SOFTWARE  SYSTEM  CONFORMS  TO
      SPECIFICATIONS  WHEN  DELIVERED TO SPONSOR,  AND  CYMEDIX'S  SOLE  OBLIGATION
      WITH RESPECT  THEROF WILL BE LIMITED AT CYMEDIX'S  OPTION,  TO REPLACEMENT OF
      SAID  SOFTWARE OR RETURN OF THE LICENSING  FEE.  THIS  WARRANTY  SHALL EXTEND
      FOR A PERIOD OF 12 MONTHS FOLLOWING INSTALLATION AT THE SPONSOR SITE.

      THE  FOREGOING IS IN LIEU OF ALL  WARRANTIES,  EXPRESS OR IMPLIED,  INCLUDING
      BUT NOT LIMITED TO, THE IMPLIED  WARRANTIES  OF  MERCHANTABILITY  AND FITNESS
      FOR A PARTICULAR  PURPOSE.  IN NO EVENT WILL CYMEDIX BE LIABLE FOR  INDIRECT,
      SPECIAL OR  CONSEQUENTIAL  DAMAGES,  INCLUDING LOST PROFITS,  EVEN IF CYMEDIX
      HAS BEEN ADVISED OF THE  POSSIBILITY  OF SUCH  DAMAGES.  SPONSOR  AGREES THAT
      CYMEDIX'S LIABILITY HEREUNDER FOR DAMAGES WILL NOT EXCEED THE LICENSING FEE.

8.3   CYMEDIX DOES NOT WARRANT THAT THE  OPERATION OF THE CYMEDIX  SOFTWARE  SYSTEM
      SHALL NOT BE  INTERRUPTED  OR  ERROR-FREE.  THE OPERATION OF THE SOFTWARE MAY
      RESULT IN THE LOSS OF DATA OR MAY BE SUBJECT  TO  INTERRUPTION.  SPONSOR  AND
      End  Users OF THE  SOFTWARE  SHOULD  EXERCISE  CAUTION  THROUGH  THE  REGULAR
      DUPLICATION   (BACKUP)  OF  ALL  DATA.   THE   LIKELIHOOD  OF  DATA  LOSS  OR
      INTERRUPTION  OF OPERATION IS INCREASED BY THE OPERATION OF THE SOFTWARE,  BY
      IMPROPERLY  TRAINED  PERSONNEL,  BY USE CONTRARY TO THE USER'S MANUAL, BY USE
      WITH  IMPROPER  SITE  PREPARATION,  OR BY USE WITH  SOFTWARE OR HARDWARE  NOT
      APPROVED BY CYMEDIX.

8.4   THESE  WARRANTIES  SHALL  NOT  EXTEND  TO ANY  MODIFICATIONS  OF THE  CYMEDIX
      SOFTWARE  SYSTEM BY SPONSOR  NOR TO ANY CYMEDIX  SOFTWARE  SYSTEM THAT IS NOT
      AT THE MOST CURRENT RELEASE LEVE.

SECTION IX        TERM AND TERMINATION

9.1   The initial  term of this  Agreement  ("License  Term") shall be for a period of  three  (3)  years  from  its  execution,  unless  earlier  terminated  as provided herein.

9.2   Extensions of License Term

9.2.1 The  License  Term  will  be   automatically   extended   (absent  notice  of
      non-extension  as  provided  below) for  successive  one (1) year  intervals, each  interval  referred to herein as "License  Term  Extension",  but not to exceed the life of any copyright which covers the CYMEDIX Software System.

9.2.2 Either  Party may  decline to extend the  License  Term for any reason or for no reason by  providing  the other Party with no less than ninety (90) and no
      more  than   one-hundred-twenty   (120)   days   prior   written   notice  of
      non-extension.

9.3   Breach of Agreement

9.3.1 If  either  Party   determines   that  the  other  Party  has  breached  this
      Agreement,  the non-defaulting  Party shall give written notice of the breach to the other  Party.  The  defaulting  Party  shall have sixty (60) days from receipt of the notice in which to cure the breach.

9.3.2 In the event that CYMEDIX  breaches  any  provision  of this  Agreement,  and
      fails  to  cure  same  following   notice,   then  this  Agreement  shall  be
      terminated.

9.3.3 In the event that SPONSOR  breaches  any  provision  of this  Agreement,  and
      fails  to  cure  same  following   notice,   then  this  Agreement  shall  be
      terminated.

9.3.4 CYMEDIX may terminate  this  Agreement if SPONSOR makes an assignment for the benefit of creditors,  or files any petition  under Chapter 9, 10, 11, 12, or
      13 of Title  11,  United  States  Code,  or  files a  voluntary  petition  in bankruptcy or is  adjudicated  bankrupt or  insolvent,  or if any receiver is appointed for its business or property,  or if any trustee in bankruptcy,  or insolvency  is appointed  under the laws of the United  States  government or of the several states.

9.3.5 This  Agreement  may be terminated  upon notice,  if legal counsel for either
      Party should  conclude  that the  Agreement,  any related  CYMEDIX  agreement with an End User and the  Services  to be provided  in  connection  with such agreements may violate those laws and  regulations  set forth in Sections 7.1 and 7.2 above or violate any other applicable laws or regulations.

9.4   Termination:

9.4.1 Upon termination of this Agreement, CYMEDIX shall:

     (a)  grant to SPONSOR the right to provide  continuing  Services to its End
          Users so as to fulfill obligations created prior to termination of the
          Agreement.  This grant is made  without  additional  charge to SPONSOR other than the costs for the CYMEDIX Support Services to SPONSOR, such charges to be invoiced at the then current CYMEDIX  Service  schedules and rates; and

     (b)  continue  performance  of its  obligations  under this  agreement with regard to  preservation  of ownerss'  rights in the  CYMEDIX  Software
          System, computer programs and condifential information.

9.4.2 Within thirty (30) days of termination of this Agreement, SPONSOR shall;

     (a)  complete  payment  under this  Agreement to the extent that SPONSOR is responsible for such payment;

     (b)  continue  performance  of its  obligations  under this  Agreement with regard to  preservation  of ownership  rights in the CYMEDIX  Software
          System, computer programs and confidential information.

     (c)  Continue  performance  of its  obligations  under  this  Agreement  to
          preserve    ownership    rights    and    confidential    information,
          indemnification, and any warranties;

     (d)  Cease using CYMEDIX Software Systems,  if any, for SPONSOR's  internal business activities; and

     (e)  Cease using any trade or service mark or insignia of CYMEDIX.

SECTION X         MISCELLANEOUS

10.1  Insurance Coverage

10.1.1      During the license term an any license term  extension,  SPONSOR agrees to maintain  at its own expense  comprehensive  general  liability  insurance for claims for damages  arising  from  bodily  injury  (including  death) and property  damages  caused  by, or  arising  out of acts or  omissions  of its employees;

10.1.2      SPONSOR  shall  furnish  to  CYMEDIX a  Certificate  of such  insurance promptly upon request by CYMEDIX.

10.1.3      Indemnification

10.1.4      SPONSOR  agrees to  defend  CYMEDIX  against  any and all  claims,  and indemnify  and hold CYMEDIX  harmless  against any and all losses or expenses arising form or otherwise in respect of;

     (a)  any material inaccuracy in any representation, and nay material breach of any warranty or covenant of SPONSOR  contained  in this  Agreement,
          and
     (b)  any  exercise  of  licensed  rights  and any other use of the  CYMEDIX
          Software System by SPONSOR.

10.1.5      CYMEDIX  will  defend  SPONSOR  against  any and all  claims  and  hold
      SPONSOR  harmless  against  any and all  losses  or  expense  subject  to the limitations of warranties, remedies and liability herein arising from;

     (a)  any material inaccuracy in any representation, and any material breach of any warranty or covenant of SPONSOR  contained  in this  Agreement,
          and

     (b)  any  exercise  of  licensed  rights  and any other use of the  CYMEDIX
          Software System by SPONSOR.

10.2  Mediation

10.2.1.1    If a  dispute  arises  out of or  related  to  this  Agreement,  or the breach  hereof,  and if said dispute cannot be settled  through  negotiation, the  Parties  agree  first to try in good  faith to  settle  the  dispute  by mediation under the Commercial  Mediation  Rules of the American  Arbitration
      Association  before  resorting  to  arbitration.  The  mediator  shall  be an individual with experience in computer programs.

10.3  Arbitration

10.3.1      Any claim or controversy  arising out of this  Agreement  which has not been settled by  mediation,  shall be settled by  arbitration,  in accordance with  the  Arbitration  Rules of the  American  Arbitration  Association,  as
      herein  amended.  Judgement  upon  the  arbitration  award  rendered  by  the arbitrators  may be entered in any Court  having  jurisdiction  thereof.  The arbitrators shall be individuals with experience in computer programs.

10.3.2      Limited  civil  discovery  shall be  permitted  for the  production  of documents and taking of  deposition.  All discovery  shall be governed by the
      Federal Rules of Civil  Procedure.  All disputes  regarding  discovery  shall be settled by the arbitrators.

10.3.3      Either  Party may apply to any court  having  jurisdiction  hereof  and seek  injunctive  relief so as to  maintain  the  statue  quo of the  Parties until such times as the  arbitration  award is  rendered  or the  controversy otherwise resolved.

10.3.4      Notwithstanding  anything in this  [obliterated]  to the  contrary,  no
      claim,   dispute  or  other  matter  shall  be  subject  to  and  decided  by arbitration  until the  parties  to the  Agreement  mutually  agree  that the subject matter of the claim or dispute is  appropriate  for  arbitration  and the parties of this  Agreement  have  reviewed and  mutually  agreed upon the specific  arbitration  rules which would apply.  Unless  otherwise  agreed to between the Parties, the arbitrator may not award  consequential,  exemplary, incidental, punitive or special damages.

10.4  Law and Forum

10.4.1      This  Agreement  shall be deemed  entered into the State of  California and  shall  be  construed  in  accordance  with  the  laws  of the  State  of
      California and of the United State of America.

10.5  Transfer of Obligations

10.5.1      Either  Party may assign  this  Agreement  to a third party that agrees to assume all  conditions  and  obligations  of this  Agreement  provided the transferring  party has the prior  written  approval of the other Party whose written approval shall not be unreasonably  withheld,  and appropriate  prior written notice to End Users.

10.6  Notices

10.6.1      All  notices  under  this  Agreement  shall be in  writing.  Service of notice  shall be deemed  adequate if (1)  personally  delivered,  (2) sent by certified  mail,  (3)  sent  by  facsimile,  or (4)  delivered  by  overnight courier.  The  sender  shall  address  the  notice  to the  recipient  at the address  set forth  below,  or at such other  address of which the  recipient shall have given the sender pursuant to the Agreement;

        (a)   If to SPONSOR, the notice shall be sent as follows:
                  George Krempel
                  Loyola University Medical Center
                  ATTN:
                       -------------------------
                  2160 S. First
                  Maywood, IL 60153

        (b)   If to CYMEDIX, the notice shall be sent as follows:

            CYMEDIX Corporation
                  ATTN:  Mr. David Pfeil
                  Chief Operating Officer
                  One Boardwalk Street, Suite 200
                  Thousand Oaks, CA 91360

10.7  Additional Terms

10.8  Amendments

      THE PARTIES  HERETO HERBY ACCEPT THIS  AGREEMENT AND AGREE TO BE BOUND BY ITS
      TERMS AND CONDITIONS.

      Cymedix Corporation                             Loyola   University   Medical
      Center

      /s/David Pfeil                                  /s/George Krempel
      --------------                                  -----------------
      David Pfeil                                     Title
      Chief Operating Officer
      -----------------------

      Date Received   3/2/2000                        Date Executed:   3/3/2000

                                        EXHIBIT 1

                          CYMEDIX PRODUCT LIST AND DESCRIPTION

      1.0   CYMEDIX PRODUCT LIST:  The following CYMEDIX Products are covered under this Agreement:

      1.1   Cymedix Lynx Corporation (Host Package):  Cymedix.com Host provides the Sponsor the ability to automatically receive patient procedure requires from the End Users and transmit the results of those procedures back to the doctor/provider, Cymedix.com (Server) provides connection to the Sponsors Laboratory Information System (LIS) and
            to/through the Internet for secure transmission and receipt of patient procedure data.

            Cymedix Lynx Corporation (Remote Package):  Cymedix.com Remote
            provides the End User the ability to automatically receive patient procedure results from the SPONSOR and to Transmit patient procedure request to the SPONSOR.  Cymedix.com Remote provides a dial-up connection to a commercial information network service of CYMEDIX's choice (Mindspring, MSN, or other Cymedix approved third party
            Internet service provider) or directly to the Internet for secure transmission and receipt of all patient procedure data.

                                     EXHIBIT 2
          CYMEDIX PRODUCT AND SERVICE PRICES AND MINIMUM QUANTITY ORDERS.

A.    CYMEDIX PRODUCT PRICES:

      The CYMEDIX Product and Service prices are as follows:

1.    CYMEDIX.COM HOST Package System and License Fee including:

        o     Cymedix IBM compatible hardware platform (Pentium II or higher equivalent)
                        with at least:  128 Megs Ram,
        o     8.4GB Hard Drive
        o     3c905b NIC
        o     Windows 98
        o     PCI Modem
        o     156in VGA monitor
        o     12 GB DAT tape backup
        o     PC Anywhere Host version
        o     WatchDog PCI card

o     CYMEDIX.COM Host Software License

o     Software to connect the CYMEDIX HOST System to the SPONSOR's laboratory information system.
o     Four (4) days of training at the SPONSOR LOCATION

o     Twenty-five (25) copies, including installation of the CYMEDIX.COM Remote software for Windows95/98or Windows NT/Workstation.

                                                                                $#*

(*) Special rental terms apply.  The aforementioned charges are waived.
Beginning with the fourth month after the execution of this Agreement, sponsor agrees to pay the greater amount of $# per month or the total monthly transaction fees.

      2.    CYMEDIX.COM REMOTE:  (per copy if client copy is lost or stolen)  $#

      3.    Cymedix Server Package System Maintenance Monthly Fee:            $ #
      4.    Installation and Training Services for initial 25 sites
            $ #

      4A.   Installation and Training Services for sites after initial 25
            $ # per day

      5.    SPONSOR to provide approved Internet service provider for each CYMEDIX.COM installation site as well as the CYMEDIX.COM HOST installation site.

      6.    Transaction Fee (per patient record per day)                            $ #

      7.
      8.    Maintenance Fees                                            $ #

B.    PRICE CHANGES

1.    Price  Changes:  On each  Anniversary  Date of the  signing of the  Agreement after the initial 36 months,  CYMEDIX  shall have the right to increase
            the  CYMEDIX  Server  Package  System  Maintenance   Monthly  Fee,  the
            installation  and Training  Services Fee, the Monthly  Network  Service
            Connect  Fee and the  Transaction  Fee for the next year,  in either an amount not to exceed  seven  percent  (#%) or changes or  increases  in the ALL Urban Consumer Price Index (CPI-U),  U.S. Cities  Average,  All
            Items (1982-1948) x 100 percentage, whichever is higher.

                                     EXHIBIT 3

                                   PAYMENT TERMS

1.0   Invoicing:  CYMEDIX shall invoice:

     (a)  Transaction  Fees at the  beginning  of each month  during the term of this Agreement

     (b)  Any training charges billed (see Exhibit 2, Paragraph 4)

     (c)  License  changes for  CYMEDIX.COM  REMOTE  Software  Systems,  CYMEDIX
          Software  and  CYMEDIX  Products  delivered  to SPONSOR on the date of installation

     (d)  CYMEDIX.COM HOST Package System (if applicable)

     (e)  All other charges when or after they are incurred for the SPONSOR

1.1   Payments/Past  Due  Balances:  Payments  are due as specified on the invoice.
      Past due  balances  will be assessed an interest  charge of two percent  (2%)
      per month and interest will be accrued monthly on any past due balance.

1.2   Expenses:  All  references  in  this  Agreement,  or in  any  Exhibit  to the
      Agreement,  to travel expenses,  travel-related  expenses,  or other expenses shall mean expenses which are reasonably incurred,  which are necessary,  and which  are  reasonable  in  amount.  All  related  travel  expenses  will  be invoiced to SPONSOR as incurred.

1.3   Taxes:   SPONSOR  agrees  to  pay  amounts  equal  to  any  applicable  taxes resulting form any transaction  under this  Agreement.  This does not include taxes based on CYMEDIX's net income or payroll.  SPONSOR is  responsible  for any personal  property taxes for each CYMEDIX  Software  System form the date
      CYMEDIX  ships it to SPONSOR.  Personal  property  taxes do not apply for out of state transactions.

1.4   Shipping  Charges:  SPONSOR  agrees  to pay  amounts  equal  to any  shipping charges resulting from transactions under this Agreement.

1.5   Charges:  Depending  on the  particular  CYMEDIX  Software  Systems,  CYMEDIX
      Software,  CYMEDIX Product,  Services or  circumstances,  additional  charges may apply subject to prior written notification of SPONSOR.

                                     EXHIBIT 4
                            END USER LICENSE AGREEMENT

NOTICE:  DO NOT OPEN THE  ACCOMPANYING  SEALED CASSETTE PACKAGE UNTIL YOU HAVE READ
THIS  LICENSE  AGREEMENT.  IF YOU DO NOT  AGREE  TO  ABIDE  BY THE  TERMS  OF  THIS
LICENSE,  YOU MAY RETURN THE CLIENT  PACKAGE  WITHIN  FIVE (5) DAYS OF  DELIVERY SO
LONG AS THE SEAL ON THE PACKAGE ENVELOPE HAS NOT BEEN BROKEN.

1.    CYMEDIX  and End User have  agreed,  by End User's act of opening  the sealed
      Package  or by  End  User's  use  of any  of  the  Package  and  accompanying documentation  that  CYMEDIX's  grant  to End  User of the  right  to use and possession  of the  package  shall be subject to all of the  following  terms and conditions:

      This  license  is  personal,  non-transferable  and  non-exclusive,  and only permits End User to:

     (a)  Use the  CYMEDIX.COM  REMOTE  Package on a single  computer or, in the case  of a  network  CYMEDIX.COM  REMOTE  Package,  on  an  integrated configuration  of hardware  that uses a single  operational  copy of a
          CYMEDIX.COM REMOTE Package, and

     (b)  Copy the CYMEDIX.COM REMOTE Package into any machine-readable form for back-up  purposes,  or to support  End  User's use of the  CYMEDIX.COM
          REMOTE  Package,  provided,  however,  that only the  number of copies reasonably required to serve END User's actual needs for such purposes shall be made; and

     (c)  End User may not modify or change the  CYMEDIX.COM  REMOTE  Package in any manner,  reverse-assemble or reverse-compile the Client Package in whole or in part, or use, copy,  lend or otherwise  transfer or permit use of Client Package in whole or in park except as expressly provided in this Agreement.

2.    TERMINATION.  This  Agreement  may be terminated by either party by providing thirty (30) days written  notice to the other  party.  This  Agreement  shall
      terminate   automatically  36  months  from  the  date  of  Agreement  unless extended by mutual  agreement  of the  parties.  Upon  termination,  End User shall cease using and  completely  purge any affected  Client Package and all copies,  and any  modifications  or merged portions,  and provide  reasonable written certification to CYMEDIX of such cessation and purgation.

3.    DEFAULTS.  If End User fails to abide by the  obligations of this  Agreement,
      CYMEDIX  shall have the option to cancel this  Agreement  upon  fifteen  (15)
      days  prior   written   notice  to  End  User.   End  User  may  prevent  the
      termination  of this  Agreement  by taking  corrective  action that cures the default within such  fifteen-day  period;  otherwise,  this  Agreement  shall terminate automatically at the end of such fifteen-day period.

4.    WARRANTY  DISCLAIMER  AND  LIMITATIN OF  LIABILITY.  CYMEDIX DOES NOT WARRANT
      THAT THE CLIENT  PACKAGE  WILL MEET END USER'S  FUNCTIONAL  REQUIREMENTS,  OR
      THAT ITS  OPERATION  WILL BE  UNINTERRUPTED  OR  ERROR-FREE,  OR THAT PROGRAM
      ERRORS WILL BE CORRECTED.

      EXCEPT FOR THE SPECIFIC  UNDERTAKINGS OF ANY SERVICE CONTRACT IN EFFECT,  THE
      SOFTWARE PRODUCTS ARE PROVIDED "AS IS" WITH NO OTHER  WARRANTIES,  EXPRESS OR
      IMPLIED,   INCLUDING   BUT  NOT   LIMITED  TO  ANY  IMPLIED   WARRANTIES   OF
      MERCHANTABILITY  OR FITNESS FOR A  PARTICULAR  PURPOSE,  AND END USER ASSUMES
      THE ENTIRE RESPONSIBILITY AND COST OF ALL NECESSARY SERVICE OR CORRECTION.

      IN NO EVENT  SHALL  CYMEDIX  BE  LIABLE  TO END USER FOR LOST  PROFITS,  LOST
      SAVINGS,  OR OTHER  INDIRECT  OR  CONSEQUENTIAL  DAMAGES,  ARISING OUT OF ANY
      BREACH OF THIS AGREEMENT OR USE OR INABILITY TO USE SOFTWARE  PRODUCT(S),  OR
      FOR ANY CLAIM  MADE  AGAINST  TEND USER BY ANY OTHER  PARTY,  EVEN IF CYMEDIX
      HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR CLAIM.

5.    ARBITRATION.  Any  controversy  or claim  arising  out of or relating to this
      Agreement  shall be  settled  exclusively  by  arbitration,  and the  parties expressly  waive all  rights to file  suit  over any such  matters.  A single
      arbitrator  under  the  then  current  Rules   promulgated  by  the  American
      Arbitration  Association  shall  conduct  the  arbitration.   The  arbitrator
      shall be chosen  form a panel of  persons  knowledgeable  in data  processing systems.  The  decision of the  arbitrator  shall be final and  binding,  the arbitration shall be held in Los Angeles, California.

6.    ENTIRE  AGREEMENT.  This  Agreement  contains  the  entire  agreement  of the parties  and  there  are  no  other  promises  or  conditions  in  any  other agreement  whether  oral or  written.  This  Agreement  supersedes  any prior written or oral agreements between the parties.

7.    AMENDMENT.  This  agreement  may be modified or amended,  if the amendment is made in writing and signed by both parties;  or by  interlineations in ink to this Agreement and initialed by both parties.

8.    GOVERNING  LAW.  This  Agreement  shall be  governed by the laws of the State of California.